Exhibit 99
                        Southcoast Financial Corporation
                         Second Quarter Earnings Report

Mt. Pleasant,  S.C., July 30, 2009/ - Southcoast Financial  Corporation (NASDAQ:
SOCB) announced that it had unaudited net income of $422,000, or $.09 per basic share, for the quarter ended June 30, 2009. This compares to unaudited net income of $770,000, or $0.17 per basic share, for the quarter ended June 30, 2008. Second quarter 2009 earnings were reduced by the special FDIC assessment during the quarter in the amount of $230,000. The quarter ended June 30, 2009 earnings per share are based on 4,529,153 basic average shares compared to 4,665,247 basic average shares for the first quarter of 2008.

Total assets as of June 30, 2009 were $519.6 million compared to $537.3 million as of June 30, 2008. Loans, excluding loans held for sale, decreased to $383.7 million from $397.3 million as of June 30, 2008. Deposits during the same period decreased to $360.0 million from $375.7 million. As of June 30, 2009, the ratio of nonperforming assets to total assets was 4.05% and the allowance for loan losses as a percentage of loans was 1.70%, reflecting the continuing decline of conditions in the Charleston market.


Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina and nine branches in the Charleston, South Carolina area. Trading in Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

Southcoast Financial Corporation
/ Contact William C. Heslop, Executive Vice President and
Chief Financial Officer, (843) 216-3019

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                         Six Months Ended
                                      June 2009    June 2008
                                           (Unaudited)
INCOME STATEMENT DATA
   Net interest income                  $6,630       $7,543
   Provision for loan losses               550        1,110
   Noninterest income                    2,279        1,508
   Noninterest expenses                  7,640        6,023
   Net income                              725        1,514

PER SHARE DATA
 Net income per share
    Basic                                $0.16        $0.32
    Diluted                              $0.16        $0.32

BALANCE SHEET DATA
  Total assets                        $519,627     $537,292
  Total deposits                       360,045      375,726
  Total loans (net of allowance)       377,195      392,392
  Investment securities                 57,328       76,944
  Other borrowings                      89,682       90,284
  Junior subordinated debentures        10,310       10,310
  Shareholders' equity                  54,289       57,572

Average shares outstanding
  Basic                              4,525,542    4,691,867
  Diluted                            4,525,542    4,692,028

Key ratios
  Equity to asset ratio                 10.45%       10.72%
  Non-performing assets to assets*       4.05%        1.88%
  Reserve to loans                       1.70%        1.25%



* Includes nonaccrual loans, loans past due 90 days and still accruing, and other real estate owned

Southcoast Financial Corporation
Consolidated Income Statements

(Dollars in thousands, except earnings per share)


                                                  Six Months  Ended                        Three Months  Ended
                                           June 30,             June 30,            June 30,            June 30,
                                             2009                 2008                2009                2008
                                          (Unaudited)          (Unaudited)         (Unaudited)         (Unaudited)

Interest Income
 Interest and fees on loans                  $11,796              $13,803              $5,777              $6,969
 Interest on investments                       1,437                1,734                 724                 916
 Interest on Fed funds sold                        1                   19                   0                   7
                                          ----------           ----------          ----------           ---------
   Total interest income                      13,234               15,556               6,501               7,892

Interest expense                               6,604                8,013               3,159               3,802
                                          ----------           ----------           ----------         ----------
   Net interest income                         6,630                7,543               3,342               4,090
Provision for loan losses                        550                1,110                 450                 729
                                          ----------           ----------          ----------          ----------
   Net interest income after provision         6,080                6,433               2,892               3,361

Noninterest income                             2,279                1,508               1,638                 714
                                          ----------           ----------          ----------          ----------
   Total operating income                      8,359                7,941               4,530               4,075

Noninterest expense
 Salaries and benefits                         3,794                3,436               1,728               1,713
 Occupancy and equipment                       1,386                1,166                 721                 591
 Other expenses                                2,460                1,421               1,621                 796
                                          ----------           ----------          ----------          ----------

   Total noninterest expense                   7,640                6,023               4,070               3,100

Income before taxes                              719                1,918                 460                 975

Income tax expense                                -6                  404                  38                 205
                                          ----------           ----------          ----------          ----------
Net income                                      $725               $1,514                $422                $770
                                              ======               ======              ======              ======
Basic net income per share                     $0.16                $0.32               $0.09               $0.17

Diluted net income per share                   $0.16                $0.32               $0.09               $0.17

Average number of shares
    Basic                                  4,525,542            4,691,867           4,529,153           4,665,247
    Diluted                                4,525,542            4,692,028           4,529,153           4,665,696

Southcoast Financial Corporation
Consolidated Balance Sheets


                                                            June 30            June 30
                                                              2009               2008
                                                           (Unaudited)       (Unaudited)

Assets
Cash and due from banks                                       $10,108            $12,187
Federal Funds sold                                                  9                801
Investments                                                    57,328             76,944
Loans held for sale                                               980                323
Loans                                                         383,701            397,339
Less: Allowance for loan losses                                 6,506              4,947
                                                             --------           --------
Net loans                                                     377,195            392,392
Fixed assets                                                   27,635             26,593
Other assets                                                   46,372             28,052
                                                             --------           --------
    Total Assets                                             $519,627           $537,292
                                                             ========           ========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing                                          27,072             31,509
 Interest bearing                                             332,973            344,217
                                                             --------           --------
  Total deposits                                              360,045            375,726
Other borrowings                                               89,682             90,284
Other liabilities                                               5,301              3,400
Junior subordinated debentures                                 10,310             10,310
                                                             --------           --------
   Total Liabilities                                          465,338            479,720

Shareholders' Equity
 Common Stock                                                  53,515             54,491
 Retained Earnings and OCI                                        774              3,081
                                                             --------           --------
   Total shareholders' equity                                  54,289             57,572
                                                             --------           --------
   Total Liabilities and
     Shareholders' equity                                    $519,627           $537,292
                                                             ========           ========

Book Value Per Share                                           $11.99             $12.50

Reserve to Loans Ratio                                          1.70%              1.25%